Exhibit 99.2

Guarantor Financial Information

The Company may seek to issue up to $150 million in aggregate principal amount of senior subordinated notes (the “Notes”) due in 2011 by means of an offering memorandum solely to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”) and outside the United States in compliance with Regulation S of the Securities Act. It is anticipated that the Company’s payment obligations under the Notes would be guaranteed by certain of the Company’s domestic subsidiaries (the “Guarantor Subsidiaries”). Such guarantee would be full and unconditional. Separate financial statements of the Guarantor Subsidiaries are not presented because the Company’s management has determined that they would not be material to investors in the Notes. The following financial information sets forth, on a consolidating basis, income statement, balance sheet, and statement of cash flows information for the Company (the “Issuer”), the Guarantor Subsidiaries and the Company’s other subsidiaries (the “Non-Guarantor Subsidiaries”). The financial information reflects the investments of the Company and the Guarantor Subsidiaries in the Guarantor and Non-Guarantor Subsidiaries using the equity method of accounting. There can be no assurance that the Company will offer or sell the Notes.

The Company has extensive transactions and relationships between various members of the consolidated group. These transactions and relationships include inter-company pricing agreements, intellectual property royalty agreements and general and administrative and research and development cost sharing agreements. Because of these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

INVERNESS MEDICAL INNOVATIONS, INC. AND SUBSIDIARIES

CONSOLIDATING STATEMENT OF OPERATIONS

For the Nine Months Ended September 30, 2003

(in thousands)

	Issuer	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
Net product sales	$17,613	$71,734	$139,517	$(32,977)	$195,887
License revenue	—	178	6,852	—	7,030

Net revenue	17,613	71,912	146,369	(32,977)	202,917
Cost of sales	14,710	44,990	84,171	(30,654)	113,217

Gross profit	2,903	26,922	62,198	(2,323)	89,700

Operating expenses:
Research and development	204	871	15,980	—	17,055
Sales and marketing	1,567	16,299	19,083	—	36,949
General and administrative	5,299	4,176	14,538	—	24,013
Stock-based compensation	66	—	—	—	66

Total operating expenses	7,136	21,346	49,601	—	78,083

Operating (loss) income	(4,233)	5,576	12,597	(2,323)	11,617
Equity in earnings (losses) of subsidiaries, net of tax	11,700	—	—	(11,700)	—
Interest expense, including amortization of discounts	(3,091)	(986)	(3,458)	813	(6,722)
Other income (expense), net	4,899	(627)	2,927	(813)	6,386

Income (loss) before income taxes	9,275	3,963	12,066	(14,023)	11,281
Provision for income taxes	13	331	1,490	185	2,019

Net income (loss)	$9,262	$3,632	$10,576	$(14,208)	$9,262

INVERNESS MEDICAL INNOVATIONS, INC. AND SUBSIDIARIES

CONSOLIDATING BALANCE SHEET

September 30, 2003

(in thousands)

	Issuer	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$257	$11,307	$13,273	$—	$24,837
Accounts receivable, net of allowances	4,822	22,084	21,896	(1,040)	47,762
Inventory	4,631	22,332	24,653	(2,093)	49,523
Deferred tax assets	—	—	—	2,137	2,137
Prepaid expenses and other current assets	1,554	1,082	6,201	—	8,837
Intercompany receivables	12,405	3,502	3,665	(19,572)	—

Total current assets	23,669	60,307	69,688	(20,568)	133,096
Property, plant and equipment, net	1,056	12,937	44,284	—	58,277
Goodwill	50,650	78,908	98,016	—	227,574
Trademarks and trade name with indefinite lives	—	6,020	32,099	—	38,119
Core technology and patents, net	8,363	—	21,281	—	29,644
Other intangible assets, net	6,547	13,797	11,320	—	31,664
Deferred financing costs, net, and other assets	1,353	4,861	1,388	—	7,602
Deferred tax assets	224	4,707	3,149	(2,137)	5,943
Investment in subsidiaries	291,253	—	—	(291,253)	—
Notes receivable – intercompany	20,090	92,008	48,026	(160,124)	—

Total assets	$403,205	$273,545	$329,251	$(474,082)	$531,919

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt	$—	$4,097	$1,951	$—	$6,048
Current portion of capital lease obligations	—	18	444	—	462
Accounts payable	3,411	9,694	16,676	—	29,781
Accrued expenses and other current liabilities	5,066	16,117	19,926	(1,095)	40,014
Intercompany payables	7,880	14,288	7,106	(29,274)	—

Total current liabilities	16,357	44,214	46,103	(30,369)	76,305

LONG-TERM LIABILITIES:
Long-term debt	34,006	87,876	46,026	—	167,908
Capital lease obligations	—	24	1,920	—	1,944
Deferred tax liabilities	4,609	3,915	6,502	—	15,026
Other liabilities	1,169	—	2,714	—	3,883
Intercompany notes payable	80,211	4,211	65,576	(149,998)	—

Total long-term liabilities	119,995	96,026	122,738	(149,998)	188,761

SERIES A REDEEMABLE CONVERTIBLE PREFERRED STOCK	9,509	—	—	—	9,509

STOCKHOLDERS’ EQUITY	257,344	133,305	160,410	(293,715)	257,344

Total liabilities and stockholders’ equity	$403,205	$273,545	$329,251	$(474,082)	$531,919

INVERNESS MEDICAL INNOVATIONS, INC. AND SUBSIDIARIES

CONSOLIDATING STATEMENT OF CASH FLOWS

For the Nine Months Ended September 30, 2003

(in thousands)

	Issuer	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
Cash Flows from Operating Activities:
Net income (loss)	$9,262	$3,632	$10,576	$(14,208)	$9,262
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Equity in (earnings) losses of subsidiaries, net of tax	(11,700)	—	—	11,700	—
Interest expense related to amortization of noncash original issue discount, noncash beneficial conversion feature and deferred financing costs	319	280	534	—	1,133
Noncash gain related to interest rate swap agreement	(54)	—	—	—	(54)
Noncash stock-based compensation expense	66	—	—	—	66
Depreciation and amortization	587	2,084	8,259	—	10,930
Deferred income taxes	—	—	186	185	371
Other noncash items	—	(27)	23	—	(4)
Changes in assets and liabilities, net of acquisitions:
Accounts receivable, net	(322)	(2,311)	(39)	—	(2,672)
Inventory	25	(3,389)	(2,951)	2,759	(3,556)
Prepaid expenses and other current assets	(526)	693	(3,104)	—	(2,937)
Intercompany payable (receivable)	65,051	(68,041)	4,853	(1,863)	—
Accounts payable	128	2,770	(2,545)	—	353
Accrued expenses and other current liabilities	358	(3,379)	(3,992)	—	(7,013)

Net cash provided by (used in) operating activities	63,194	(67,688)	11,800	(1,427)	5,879

INVERNESS MEDICAL INNOVATIONS, INC. AND SUBSIDIARIES

CONSOLIDATING STATEMENT OF CASH FLOWS (continued)

For the Nine Months Ended September 30, 2003

(in thousands)

	Issuer	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
Cash Flows from Investing Activities:
Purchases of property, plant and equipment	(262)	(1,658)	(6,507)	—	(8,427)
Proceeds from sale of property, plant and equipment	—	73	78	—	151
Cash paid for purchase of certain assets from Abbott Laboratories	(55,570)	—	—	—	(55,570)
Cash paid for purchase of Applied Biotech, Inc., net of cash acquired	(13,896)	—	—	—	(13,896)
Cash paid for purchase of Ostex International, Inc., net of cash acquired	(1,464)	(2,342)	—	—	(3,806)
Cash paid for purchase of the Wampole Division of MedPointe Inc.	(1,442)	—	—	—	(1,442)
Cash paid for purchase of IVC Industries, Inc., net of cash acquired	(424)	—	—	—	(424)
Cash paid for purchase of Unipath business	—	—	(418)	—	(418)
Cash paid for purchase of intellectual property license	2,500	—	(3,085)	—	(585)
Decrease (increase) in other assets	718	(708)	(54)	—	(44)

Net cash used in investing activities	(69,840)	(4,635)	(9,986)	—	(84,461)

Cash Flows from Financing Activities:
Cash paid for financing costs	(86)	(3,637)	(49)	—	(3,772)
Proceeds from issuance of common stock, net of issuance costs	3,985	—	—	—	3,985
Net proceeds from revolving line of credit	—	16,899	1,625	—	18,524
Proceeds from borrowings under notes payable	—	57,575	1,068	—	58,643
Repayments of notes payable	—	(3,271)	(2,604)	—	(5,875)
Principal payments of capital lease obligations	—	(5)	(516)	—	(521)

Net cash provided by (used in) financing activities	3,899	67,561	(476)	—	70,984

Foreign exchange effect on cash and cash equivalents	—	—	340	1,427	1,767

Net (decrease) increase in cash and cash equivalents	(2,747)	(4,762)	1,678	—	(5,831)
Cash and cash equivalents, beginning of period	3,004	16,069	11,595	—	30,668

Cash and cash equivalents, end of period	$257	$11,307	$13,273	$—	$24,837